Exhibit 10.40

Execution

AMENDMENT NUMBER TWO

to the

MASTER REPURCHASE AGREEMENT

Dated as of June 26, 2012,

by and between

PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 17th day of April, 2013, by and between PENNYMAC LOAN SERVICES, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of June 26, 2012, by and between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and Buyer have agreed to amend the Agreement to modify the definition of Change of Control contained therein as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.                 Amendments.  Effective as of date on which PennyMac Financial Services, Inc. completes its initial public offering of its Class A common stock (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)       Section 2 of the Agreement is hereby amended by deleting the definition of “Change of Control” in its entirety and replacing it with the following:

“Change of Control” shall mean the occurrence of any of the following: (a) with respect to Seller, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding shares of voting stock of Seller if after giving effect to such acquisition such Person or Persons owns twenty percent (25%) or more of such outstanding shares of voting stock, (b) Guarantor ceases to directly or indirectly own and control, of record and beneficially, 100% of the Equity Interests of Seller or any of Guarantor’s wholly owned Subsidiaries, including but not limited to those Persons identified on Schedule 3 attached hereto and (c) PennyMac Financial Services, Inc. ceases to be the sole managing member of the Guarantor.

SECTION 2.                 Fees and Expenses.  Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3.                 Representations.  Seller hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4.                 Binding Effect; Governing Law.  This Amendment Number Two shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5.                 Counterparts.  This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.                 Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC LOAN SERVICES, LLC,
(Seller)

By: /s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director and Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By: /s/ Susan Mills
Name: Susan Mills
Title: Vice President, Citibank, N.A.

Acknowledged:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director and Treasurer